SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: October 7, 2004
                        (Date of earliest event reported)

                               VASOMEDICAL, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                       0-18105                    11-2871434
-------------------------------------------------------------------------
(State or other                (Commission                (IRS Employer
 jurisdiction of               File Number)                Identification
 incorporation)                                               Number)


180 Linden Avenue, Westbury, New York                           11590
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code           (516) 997-4600


                                 Not applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01  Regulation FD Disclosure

     On October 7, 2004, the Registrant issued a press release announcing the Registrant's financial results for the three months ended August 31, 2004. A copy of the Registrant's press release is attached as Exhibit 99.

     The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

     99 Press release dated October 7, 2004 issued by Vasomedical, Inc. ("Registrant").


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VASOMEDICAL, INC.

                                           /s/ Thomas W. Fry
                                               Thomas W.  Fry
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


Dated:  October 11, 2004